UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2023

Lazard Group LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-126751	51-0278097
(Commission File Number)	(IRS Employer Identification No.)

30 Rockefeller Plaza,
New York, New York 10112
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 632-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry into a Material Definitive Agreement.

Lazard Group Revolving Credit Facility

On June 6, 2023, Lazard Group LLC (“Lazard Group”) entered into an Amended and Restated Credit Agreement (the “Second Amended and Restated Credit Agreement”) among Lazard Group, the lenders party thereto and Citibank, N.A., as administrative agent (the “Administrative Agent”), to replace Lazard Group’s existing credit facility with a new five-year $200 million senior revolving credit facility.  The Second Amended and Restated Credit Agreement amends and restates the Amended and Restated Credit Agreement (the “Existing Credit Agreement”) dated July 22, 2020 among Lazard Group, the lenders party thereto and the Administrative Agent.  Concurrently with the effectiveness of the Second Amended and Restated Credit Agreement, the commitments under the Existing Credit Agreement were terminated.

The Second Amended and Restated Credit Agreement contains customary terms and conditions substantially similar to the Existing Credit Agreement.  Such terms and conditions include limitations on consolidations, mergers, indebtedness and certain payments, as well as financial condition covenants relating to leverage and interest coverage ratios.  Pursuant to the Second Amended and Restated Credit Agreement, loans will bear interest at either the base rate or an adjusted term SOFR rate, at Lazard Group’s option, plus a spread determined by Lazard Group’s debt rating. The Second Amended and Restated Credit Agreement also contains customary benchmark-replacement mechanics.  Lazard Group’s obligations under the Second Amended and Restated Credit Agreement may be accelerated upon customary events of default, including non-payment of principal or interest, breaches of covenants, cross-defaults to other material debt, a change in control and specified bankruptcy events.

Item 1.02          Termination of a Material Definitive Agreement.

The disclosure required by this item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 of this Current Report on Form 8-K and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD GROUP LLC

By:	/s/ Mary Ann Betsch
	Name:	Mary Ann Betsch
	Title:	Chief Financial Officer

Dated:  June 6, 2023